Filed electronically with the Securities and Exchange Commission on March 1, 2002

                                                              File No. 333-42337
                                                              File No. 811-08395


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / /

                           Pre-Effective Amendment No.                     / /
                         Post-Effective Amendment No. 11                   /X/
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    / /

                                Amendment No. 13                           /X/
                                              --

                    Scudder International Research Fund, Inc.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza Street, Chicago, IL 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           --------------

                                Kathryn L. Quirk
                        Zurich Scudder Investments, Inc.
                       345 Park Avenue, New York, NY 10154
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a) (1)
/ /      75 days after filing pursuant to paragraph (a) (2)
/X/      On March 1, 2002 pursuant to paragraph (b)
/ /      On ______________pursuant to paragraph (a) (1)
/ /      On __________________ pursuant to paragraph (a) (2) of Rule 485

         If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       SCUDDER
                                                                     INVESTMENTS


                             Global/International Funds

                             Advisor Classes A, B and C





             Prospectus


--------------------------------------------------------------------------------
                             March 1, 2002
--------------------------------------------------------------------------------
                         |
                         |   Scudder International Research Fund















      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                       How to Invest in the Fund

     4  The Fund's Main Investment           15  Choosing a Share Class
        Strategy
                                             20  How to Buy Shares
     5  The Main Risks of Investing
        in the Fund                          21  How to Exchange or Sell Shares

     6  The Fund's Performance               22  Policies You Should Know
        History                                  About

     8  How Much Investors Pay               28  Understanding Distributions
                                                 and Taxes
     9  Other Policies and Risks

    10  Who Manages and Oversees
        the Fund

    11  Financial Highlights

  How the Fund Works

  On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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                                        |  Class A     Class B     Class C
                         ticker symbol  |  KIRAX       KIRBX       KIRCX
                           fund number  |  117         217         317

  Scudder International Research Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks long-term capital appreciation. The fund normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more). The fund expects that its regional investment allocation will remain roughly similar to those of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of the date of this prospectus, most of the issuers included in this index are located in developed markets.


The fund invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. The portfolio managers use bottom-up research to identify stocks, looking for individual companies that have strong balance sheets and effective management, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 35% of total assets in investment-grade debt securities. Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies, or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. To the extent that the fund emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a diversified international fund whose strategy focuses on the advisor's top research recommendations.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with three broad-based market indexes (which, unlike the fund, do not have fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Prior to April 6, 2000, the fund was named The Growth Fund Of Spain, Inc., and sought long-term capital appreciation by investing primarily in the equity securities of Spanish companies. The fund's performance prior to that date would have been different had the current strategy been in effect.

The performance of Class A shares in the bar chart and performance table reflects performance from when the fund was a closed-end fund known as The Growth Fund Of Spain, Inc. (through December 11, 1998). Because the fund had no daily sales or redemptions when it was a closed-end fund, its performance then may have been different than if it had operated as an open-end fund. The inception date for Class B and C shares is December 14, 1998. Performance figures before that date are based on the historical performance of the fund's original share class as discussed above, adjusted to reflect the higher gross total annual operating expenses of the applicable class and the current applicable sales charge of Class B.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Research Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   1992       -23.48
   1993        28.79
   1994         2.26
   1995        22.11
   1996        31.12
   1997        19.47
   1998        49.85
   1999        -5.24
   2000       -15.11
   2001       -21.34


For the periods included in the bar chart:
Best Quarter: 32.17%, Q1 1998             Worst Quarter: -21.84%, Q3 1992

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                  -25.87            1.54           5.98
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        -25.87           -2.65           3.09
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                               -15.75            3.87           5.99
--------------------------------------------------------------------------------
Class B (Return before Taxes)          -24.18            1.64           5.49
--------------------------------------------------------------------------------
Class C (Return before Taxes)          -21.92            1.70           5.49
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           -19.47            0.71           4.49
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)           -21.44            0.89           4.46
--------------------------------------------------------------------------------
Index 3 (reflects no deductions        -21.40            1.13           4.60
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index, a generally accepted benchmark for performance of major overseas markets, plus emerging markets.

Index 2: MSCI EAFE Equity Index, a generally accepted benchmark for major overseas markets.

Index 3: MSCI World Index ex U.S., a capitalization-weighted measure of both major and emerging overseas stock markets except for the United States.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A        Class B     Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75%          None         None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*          4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.75%          0.75%      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee               0.25           1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                               0.44           0.49       0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses                1.44           2.24       2.22
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.40%, 0.45% and 0.425% for Class
   A, Class B and Class C, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on July 1, 2001.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $713         $1,004         $1,317        $2,200
--------------------------------------------------------------------------------
Class B shares               627          1,000          1,400         2,188
--------------------------------------------------------------------------------
Class C shares               325            694          1,190         2,554
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $713         $1,004         $1,317        $2,200
--------------------------------------------------------------------------------
Class B shares               227            700          1,200         2,188
--------------------------------------------------------------------------------
Class C shares               225            694          1,190         2,554
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goals.

o The fund may trade securities actively. This could could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.


o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor


The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $325 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.75% of its average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.

Elizabeth van Caloen                    Ahmad Zuaiter
Lead Portfolio Manager                   o Began investment career
 o Began investment career in 1982         in 1990
 o Joined the advisor in 1987            o Joined the advisor in 2000
 o Joined the fund team in 2001          o Joined the fund team in
                                           2001
Alicia Damley
 o Began investment career in 1999
 o Joined the advisor in 2001
 o Joined the fund team in 2002

In the event that Zurich Scudder Investments, Inc. is acquired by Deutsche Bank, Deutsche Bank intends to change the portfolio managers of certain Scudder funds. Shareholders of a fund will be notified following a change in their fund's lead portfolio manager(s).

Financial Highlights


These tables are designed to help you understand the fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder International Research Fund -- Class A

------------------------------------------------------------------------------------------
 Years Ended October 31,               2001    2000^a    1999   1998^b   1997^c   1996^c
------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------
Net asset value, beginning of        $13.28   $20.86   $23.42  $19.06   $15.67   $13.33
period
------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       (.03)^d   .02^d    .05^d     .11      .24      .36
------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment
  transactions                       (2.21)      .05    (.75)    5.72     4.15     2.69
------------------------------------------------------------------------------------------
  Total from investment operations   (2.24)      .07    (.70)    5.83     4.39     3.05
------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --       --    (.14)   (.11)    (.17)    (.42)
------------------------------------------------------------------------------------------
  Net realized gains on investment   (6.00)   (7.65)   (1.72)  (1.36)    (.83)    (.29)
  transactions
------------------------------------------------------------------------------------------
  Total distributions                (6.00)   (7.65)   (1.86)  (1.47)   (1.00)    (.71)
------------------------------------------------------------------------------------------
Net asset value, end of period       $ 5.04   $13.28   $20.86  $23.42   $19.06   $15.67
------------------------------------------------------------------------------------------
Total Return (%)^e,^f                (26.96)  (1.82)   (3.38)  32.90**   29.86    24.12
------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period            14,498   35,401   66,005  387,126  315,059  263,935
($ thousands)
------------------------------------------------------------------------------------------
Ratio of expenses before expense     1.91^g     2.10     1.97   1.43*     1.22     1.25
reductions (%)
------------------------------------------------------------------------------------------
Ratio of expenses after expense      1.89^g     1.82     1.96   1.43*     1.22     1.25
reductions (%)
------------------------------------------------------------------------------------------
Ratio of net investment income        (.47)      .13      .29    .58*     1.29     2.46
(loss) (%)
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             100      135       76     10*       29       45
------------------------------------------------------------------------------------------

^a On April 6, 2000, the Fund changed its name and adopted its current objectives. Prior to that date, the Fund was known as Growth Fund Of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund was renamed Kemper International Research Fund and then renamed once more as Scudder International Research Fund on May 25, 2001. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

^b For the eleven months ended October 31, 1998.

^c For the years ended November 30.

^d Based on average shares outstanding during the period.

^e Total return does not reflect the effect of any sales charges.

^f Total return would have been lower had certain expenses not been waived.

^g The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.83% and 1.83%, respectively (see Notes to Financial Statements).

*  Annualized     **  Not annualized

Scudder International Research Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                                2001    2000^a    1999^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.94    $20.67   $22.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                      (.09)     (.15)    (.16)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (2.12)       .07   (2.15)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (2.21)     (.08)   (2.31)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions      (6.00)    (7.65)       --
--------------------------------------------------------------------------------
  Total distributions                                (6.00)    (7.65)       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 4.73    $12.94   $20.67
--------------------------------------------------------------------------------
Total Return (%)^d,^e                               (27.55)   (2.99)   (10.05)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 280       324      151
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.96^f      3.71    2.86*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.91^f      2.85    2.84*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.49)     (.98)   (.84)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             100       135      76*
--------------------------------------------------------------------------------

^a On April 6, 2000, the Fund changed its name and adopted its current objectives. Prior to that date, the Fund was known as Growth Fund Of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund was renamed Kemper International Research Fund and then renamed once more as Scudder International Research Fund on May 25, 2001. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

^b For the period December 14, 1998 (commencement of sales of Class B shares) to
   October 31, 1999.

^c Based on average shares outstanding during the period.

^d Total return does not reflect the effect of any sales charges.

^e Total return would have been lower had certain expenses not been waived.

^f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.61% and 2.61%, respectively (see Notes to Financial Statements).

*  Annualized

** Not annualized

Scudder International Research Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                                2001    2000^a    1999^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.95    $20.67   $22.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                      (.08)     (.13)    (.14)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (2.14)       .06   (2.17)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (2.22)     (.07)   (2.31)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions      (6.00)    (7.65)       --
--------------------------------------------------------------------------------
  Total distributions                                (6.00)    (7.65)       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 4.73    $12.95   $20.67
--------------------------------------------------------------------------------
Total Return (%)^d,^e                               (27.73)   (2.94)   (10.05)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 108       200      112
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      3.51^f      3.40    2.81*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.90^f      2.80    2.79*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.48)     (.92)   (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             100       135      76*
--------------------------------------------------------------------------------

^a On April 6, 2000, the Fund changed its name and adopted its current objectives. Prior to that date, the Fund was known as Growth Fund Of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund was renamed Kemper International Research Fund and then renamed once more as Scudder International Research Fund on May 25, 2001. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

^b For the period December 14, 1998 (commencement of sales of Class C shares) to
   October 31, 1999.

^c Based on average shares outstanding during the period.

^d Total return does not reflect the effect of any sales charges.

^e Total return would have been lower had certain expenses not been waived.

^f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.63% and 2.62%, respectively (see Notes to Financial Statements).

*  Annualized

** Not annualized

  How to Invest in the Fund

  The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class



In this prospectus are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------

Class A

o Sales charges of up to 5.75%, charged   o  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charges;
                                             see next page
o In most cases, no charges when you
  sell shares                             o  Total annual operating expenses are
                                             lower than those for Class B or
o Up to 0.25% annual service fee             Class C
----------------------------------------------------------------------------------

Class B

o No charges when you buy shares          o  The deferred sales charge rate falls
                                             to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o  Shares automatically convert to
  you bought within the last six years       Class A six years after purchase,
                                             which means lower annual expenses
o 1.00% annual distribution/service fee      going forward
----------------------------------------------------------------------------------

Class C

o No charges when you buy shares          o  The deferred sales charge rate is
                                             lower, but your shares never convert
o Deferred sales charge of 1.00%,            to Class A, so annual expenses
  charged when you sell shares you           remain higher
  bought within the last year

o 1.00% annual distribution/service fee
----------------------------------------------------------------------------------

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                                  Sales charge as a
                         Sales charge as a % of     % of your net
Your investment             offering price           investment
---------------------------------------------------------------------
Up to $50,000                    5.75                    6.10
---------------------------------------------------------------------
$50,000-$99,999                  4.50                    4.71
---------------------------------------------------------------------
$100,000-$249,999                3.50                    3.63
---------------------------------------------------------------------
$250,000-$499,999                2.60                    2.67
---------------------------------------------------------------------
$500,000-$999,999                2.00                    2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from fund assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                          None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative using the   o  Contact your representative using
  method that's most convenient for you      the method that's most convenient
                                             for you
----------------------------------------------------------------------------------

By mail or express mail (see below)

o Fill out and sign an application        o  Send a check made out to "Scudder
                                             Funds" and a Scudder investment slip
o Send it to us at the appropriate           to us at the appropriate address
  address, along with an investment check    below

                                          o  If you don't have an investment
                                             slip, simply include a letter with
                                             your name, account number, the full
                                             name of the fund and the share class
                                             and your investment instructions
----------------------------------------------------------------------------------

By wire

o Call (800) 621-1048 for instructions    o  Call (800) 621-1048 for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------

By phone

--                                        o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

--                                        o  To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------

On the Internet

--                                        o  Go to www.scudder.com and register

                                          o  Follow the instructions for buying
                                             shares with money from your bank
                                             account
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  Regular mail:
  First Investment: Scudder Investments, PO Box 219356, Kansas City, MO
  64121-9356
  Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 23
existing accounts
----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative by the      o  Contact your representative by the
  method that's most convenient for you      method that's most convenient for you
----------------------------------------------------------------------------------

By phone or wire

o Call (800) 621-1048 for instructions    o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o  the fund, class and account number
  you're exchanging out of                   from which you want to sell shares

o the dollar amount or number of shares   o  the dollar amount or number of
  you want to exchange                       shares you want to sell

o the name and class of the fund you      o  your name(s), signature(s) and
  want to exchange into                      address, as they appear on your
                                             account
o your name(s), signature(s) and
  address, as they appear on your         o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic exchange plan

o To set up regular exchanges from a      --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o  To set up regular cash payments from
                                             a fund account, call (800) 621-1048
----------------------------------------------------------------------------------

On the Internet

o Go to www.scudder.com and register      --

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

ScudderACCESS, the ScudderAutomated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
-------------------------------------  = NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved the fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

 Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

 Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090






SEC File Number
----------------------------------------------------------------
Scudder International Research Fund            811-08395








Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
Tel (800) 621-1048




SCUDDER
INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2002


         Scudder Emerging Markets Growth Fund (Class A, B and C Shares)
                  A series of Scudder International Fund, Inc.

             Scudder Global Discovery Fund (Class A, B and C Shares)
                   A series of Global/International Fund, Inc.

          Scudder International Research Fund (Class A, B and C Shares)
             A Series of Scudder International Research Fund, Inc.



This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Scudder Emerging Markets Growth Fund, Scudder Global Discovery Fund and Scudder International Research Fund (each a "Fund" and collectively, the "Funds") dated March 1, 2002. The combined prospectus may be obtained without charge by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.


The Annual Report to Shareholders for each Fund dated October 31, 2001 is incorporated by reference and hereby deemed to be part of this combined Statement of Additional Information. The Annual Reports may be obtained without charge by calling (800) 621-1048.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................3

MANAGEMENT OF THE FUNDS.....................................................25
         Investment Advisor.................................................25
         Brokerage Commissions..............................................29
         Administrative Agreement...........................................30
         Underwriter........................................................31


FUND SERVICE PROVIDERS......................................................34
         Fund Accounting Agent..............................................34
         Custodian, Transfer Agent and Shareholder Service Agent............34
         Auditors...........................................................35
         Legal Counsel......................................................35

PERFORMANCE.................................................................35


PURCHASE AND REDEMPTION OF SHARES...........................................39


DIVIDENDS, CAPITAL GAINS AND TAXES..........................................53

NET ASSET VALUE.............................................................57

OFFICERS AND DIRECTORS......................................................59

REMUNERATION................................................................85

COMPENSATION OF OFFICERS AND DIRECTORS......................................85

FUND ORGANIZATION AND SHAREHOLDER RIGHTS....................................86

ADDITIONAL INFORMATION......................................................89

FINANCIAL STATEMENTS........................................................89

APPENDIX....................................................................91

                             INVESTMENT RESTRICTIONS

The fundamental policies of each Fund set forth below may not be changed without the approval of a majority of such Fund's outstanding shares. As used in this Statement of Additional Information, a "majority of the Fund's outstanding shares" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.


If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

As a matter of fundamental policy, Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund may not:


(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)       issue senior  securities,  except as permitted under the 1940 Act, and
          as   interpreted   or  modified   by   regulatory   authority   having
          jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


With respect to fundamental policy number five above, Scudder Emerging Markets Growth Fund has no current intention to hold and sell real estate acquired as a result of the Fund's ownership of securities.


As a matter of fundamental policy, Scudder International Research Fund may not:

(1) make loans except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans;

(2) borrow money or issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or in connection with hedging and risk management strategies as described under investment Policies and Techniques herein;

(4)       invest  in  companies  for  the  purpose  of  exercising   control  or
          participation in management;


(5) make short sales of securities or maintain a short position in any security except as described under Investment Policies and Techniques herein; or

(6) (i) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts and options on foreign currencies, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies which deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions as described under the heading Investment Policies and Techniques herein, and (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements in circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended; and (vi) invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, if more than 3% of the outstanding voting stock of any such investment company would be held by the Fund, if more than 5% of the total assets of the Fund would be invested in any such investment company, or if the Fund would own, in the aggregate, securities of investment companies representing more than 10% of its total assets.

The Directors of each Scudder International Fund, Inc., Global/International Fund, Inc. and Scudder International Research Fund, Inc. (each a "Corporation" and collectively, the "Corporations") have voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of a Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of the shareholders.


As a matter of nonfundamental policy, each Fund may not:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) (Each Fund except Scudder Global Discovery Fund) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;


(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); or

(7) (Each fund except Scudder International Research Fund) lend portfolio securities in an amount greater than 5% of its total assets.

In addition, as a matter of nonfundamental policy, Scudder Global Discovery Fund may not:

(1)      invest more than 15% of net assets in illiquid securities.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the Prospectus or in this Statement of Additional Information.

                       INVESTMENT POLICIES AND TECHNIQUES

Scudder Emerging Markets Growth Fund is a non-diversified open-end investment management company. Scudder Global Discovery Fund and Scudder International Research Fund have each elected to be classified as diversified series of open-end management investment companies.

Except as otherwise indicated, each Fund's objectives and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that a Fund will achieve its objective. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on a Fund's performance.


Scudder Emerging Markets Growth Fund

The Fund seeks long-term growth of capital from foreign equity securities primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Advisor, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Advisor, this economic growth should translate into strong stock market performance over the long term.


While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. The Fund is designed as a long-term investment and not for short-term trading purposes. It should not be considered a complete investment program. The Fund's net asset value (price) can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors. To encourage a long-term investment horizon, a 2% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets, or issued by companies that are organized in emerging markets or have more than half of their business there). The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

o         the issuer is organized under the laws of an emerging market country;

o the issuer's principal securities trading market is in an emerging market; or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid securities.


The Fund may invest up to 20% of its net assets in emerging market and domestic debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests.

Under normal market conditions, the Fund may invest up to 20% of its net assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Advisor takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements and may engage in various strategic transactions, including derivatives.


For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objectives will be achieved.

Scudder Global Discovery Fund

The  Fund  seeks  above-average  capital  appreciation  over  the  long  term by investing  primarily  in  the  equity  securities  of  small  companies  located throughout the world. The Fund is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Corporation Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.

The Advisor invests the Fund's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies which may receive greater market recognition over time. The Advisor believes that these factors offer significant opportunity for long-term capital appreciation. The Advisor evaluates investments for the Fund from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Advisor analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Advisor takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Advisor weighs the attractiveness of the country and region in which a company is located.

While the Fund's Advisor believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States.


The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. As of December 31, 2001, companies in which the Fund typically invests have a market capitalization of between $500 million and $5 billion.


The equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter.

For capital appreciation purposes, the Fund may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. The Fund may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.

The Fund may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Fund may also invest in closed-end investment companies holding foreign securities, illiquid securities, REITs and mortgage-backed securities, purchase securities on a "when-issued" or "forward delivery" basis, enter into repurchase agreements and engage in strategic transactions. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets.

For temporary defensive purposes, the Fund may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized.

Scudder International Research Fund

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of securities issued by large foreign companies. The Fund will invest in those foreign securities that the Advisor believes are its top research recommendations. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more).


The Fund will invest in securities based on the top research recommendations of the Advisor's research analysts and other investment specialists. These recommendations will represent securities across various sectors and investment disciplines (such as growth stocks and value stocks). The Fund expects that its regional investment allocations will remain roughly similar to that of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of March 1, 2001, most of the issuers included in this index are located in developed markets. In choosing securities to be purchased by the Fund, the Advisor will focus on bottom-up research, looking for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors. The Advisor will also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The Fund would be managed to seek long-term capital appreciation primarily through appreciation of its common stock holdings and, to a lesser extent, through dividend and interest income.


The Fund may invest up to 35% of total assets in investment-grade debt securities that can be converted into common stocks, also known as convertibles, and in debt securities, preferred stocks, bonds, notes and other debt securities of companies. The Fund may also use other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures contracts and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

In addition, the Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a when-issued or forward delivery basis, may invest in warrants, indexed securities, synthetic investments and illiquid securities, make short sales and engage in strategic transactions. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.

From time to time, the Fund may invest a portion of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments may serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the Fund's investment objective, the Fund may not achieve its goals during a defensive period.

Additional Information About Investment Techniques

Borrowing. Each Fund may not borrow money, except as permitted under Federal law. The Funds will borrow only when the Advisor believes that borrowing will benefit the Funds after taking into account considerations such as the costs of the borrowing. The Funds do not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Funds will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which they hold stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Convertible securities include bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the
subordination  feature,   convertible  bonds  and  convertible  preferred  stock
typically   have  lower   ratings  than  similar   non-convertible   securities.
Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).


Depository Receipts. Each Fund may invest in sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global
Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") and other types of Depository Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depository Receipts"). Depository receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depository Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.


Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. In particular, a Fund's foreign investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

In addition, many foreign currencies have experienced significant devaluation relative to the dollar. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, each Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.


The value of the foreign fixed income securities held by a Fund, and thus the net asset value of each Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which each Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Investment Risk. While the Funds offer the potential for substantial appreciation over time, they also involve above-average investment risk in comparison to mutual funds investing in a broad range of U.S. equity securities. The Funds are designed as a long-term investments and not for short-term trading purposes. The Funds should not be considered a complete investment program, although each Fund could serve as a core international holding for an individual's portfolio. Each Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

High Yield/High Risk Bonds. Scudder Global Discovery Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Corporation's Board of Directors has approved guidelines for use by the Advisor in determining whether a security is illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Indexed Securities. Scudder International Research Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.


Interfund Borrowing and Lending Program. Each Corporation has received exemptive relief from the Securities and Exchange Commission (the "SEC") that permits each Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with that fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund will borrow in accordance with its non-fundamental policy.


Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to correspond generally to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Funds' Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest. Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. Each Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S.

economy in such respects as growth of gross national product, rate of inflation,
capital  reinvestment,   resource   self-sufficiency  and  balance  of  payments
position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, that Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund may seek to increase their income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. Each Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Advisor to be in good standing. The value of the securities loaned will not exceed 5% of the value of a Fund's total assets at the time any loan is made.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Scudder Global Discovery Fund and Scudder International Research Fund may each invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Privatized Enterprises. Scudder Global Discovery Fund and Scudder International Research Fund may invest in Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). Scudder Global Discovery Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations a Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.


It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund's investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.


Short Sales Against the Box. Each Fund may make short sales of common stocks if, at all times when a short position is open, a Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales against the box.


Short Sales. Scudder International Research Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities, equivalent in value to the borrowed securities. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding any payments received by the Fund on such security, the Fund may not receive any payments (including interest and dividends) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales against the box without respect to such limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to that Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Sovereign Debt. Scudder International Research Fund may invest in Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Synthetic Investments. In certain circumstances, Scudder International Research Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities.
Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Trust Preferred  Securities.  Scudder Emerging Markets Growth Fund may invest in
Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred

Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the "1933 Act"), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Fund, to sell their holdings.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Zero Coupon Securities. Scudder Global Discovery Fund and Scudder International Research Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts, an investment counsel firm, acts as investment advisor to each Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder") is one of the most experienced investment counsel firms in the
U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.

Upon consummation of the transaction between Zurich and B.A.T, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board approved the new investment management agreement with Scudder Kemper, which was substantially identical to the prior investment management agreement, except for the date of execution and termination.


The Investment Management Agreements (each an "Agreement", collectively the "Agreements") will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or a Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of each Corporation's Directors or of a majority of the outstanding voting securities of a Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for a Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Internal Revenue Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as each Board of Directors of a Corporation may from time to time establish. The Advisor also advises and assists the officers of each Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of a Fund.


Under the Agreements, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of a Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of its Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of a Fund affiliated with the Advisor and makes available, without expense to the Corporations, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of each Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides each Fund's office space and facilities.

Under each Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of a Fund with respect thereto.


Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, each Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.


In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Directors of each Corporation who are not "interested persons" of the Advisor are represented by independent counsel at a Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of each Corporation may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of a Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

Scudder Emerging Markets Growth Fund


For the services described above, the Fund pays the Advisor a fee equal to 1.25% of the first $500 million of its average daily net assets, and 1.20% of the average daily net assets over $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal year ended October 31, 1999, and the period prior to October 2, 2000 the Advisor did not impose all of its management fee amounting to $580,913 and $345,066, respectively. The Advisor did impose management fees amounting to $852,388, $972,815 and $697,588 for the fiscal years ended 1999, 2000 and 2001, respectively.

The investment management agreement was approved by the Directors on August 7, 1999 and became effective September 7, 1998. An Amended and Restated investment management agreement (the "Agreement") became effective October 2, 2000, and was most recently approved by the Directors on August 13, 2001. The Agreement will continue in effect until September 30, 2002.


Scudder Global Discovery Fund


For the services described above, the Fund pays the Advisor an annual fee equal to 1.10% of the average daily net assets of the Fund. Until February 29, 2000, the Advisor and certain subsidiaries had agreed to maintain expenses of the Fund as follows: for Class A shares 2.01% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets. From March 1, 2000 until February 28, 2001, the Advisor and certain subsidiaries voluntarily agreed to maintain expenses of classes of the Fund as follows: for Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets. For the fiscal years ended October 31, 1999, 2000 and 2001, the management fee amounted to $4,401,513, $9,046,223 and $7,526,633, respectively.


The present investment management agreement for Scudder Global Discovery Fund was approved by the Directors on August 6, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held in December 1998. The Agreement was most recently approved by the Directors on August 13, 2001 and will continue in effect until September 30, 2002.

Scudder International Research Fund


For the services described above, the Fund pays the Advisor an investment management fee, payable monthly as follows: 0.75% of the first $250 million of average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets, and 0.62% on such net assets in excess of $12.5 billion. For the fiscal years October 31, 1999, 2000 and 2001, the management fee for the Fund amounted to $3,341,000, $355,631 and $155,355, respectively. By contract, total operating expenses were capped at 2.20%, 2.78% and 2.80% for Class A, B and C shares, respectively, through February 28, 2001. These caps have been extended for each class in the same amount through February 28, 2002. During 1998-1999, the Advisor paid BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN Gestion") a monthly fee of 0.35% of the Fund's average weekly net assets for investment management services pursuant to a now-terminated sub-advisory agreement between the Advisor and BSN Gestion. For the fiscal year ended October 31, 1999, the sub-advisory fee payable to BSN

Gestion for its services under the sub-advisory agreement was $441,000. The sub-advisory arrangements with BSN Gestion were discontinued in connection with the reorganization of the Fund's predecessor entity as a series of the Corporation.


The present investment management agreement for International Research Fund was approved at a shareholder meeting held in December 1998. The Agreement was most recently approved by the Directors on September 25, 2001 and will continue in effect until September 30, 2002.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Code of Ethics


Each Fund, the Advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Board members, officers of the Corporation and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Brokerage Commissions


The Placement of portfolio transactions is supervised and may be performed by the Advisor.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research services. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Scudder Emerging Markets Growth Fund

For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid brokerage commissions of $869,718, $392,669 and _______ respectively. For the fiscal year ended October 31, 2001, $______ (_____%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $________ of which: $_______ (_____%) of all brokerage transactions were transactions which included research commissions.

Scudder Global Discovery Fund

During the fiscal years ended October 31, 2001, 2000 and 1999, the Global Discovery Fund paid brokerage commissions of $_____, $1,173,268 and $509,685, respectively. During the fiscal year ended October 31, 2001, the Fund paid brokerage commissions of $_____ (____% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $_____ of which $_____ (_____% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

Scudder International Research Fund

During the fiscal years ended October 31, 2001, 2000 and 1999, the International Research Fund paid brokerage commissions of $_____, $259,731 and $729,511, respectively. During the fiscal year ended October 31, 2001, the Fund paid brokerage commissions of $_____ (_____% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $_____ of which $_____ (_____% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

Administrative Agreement


Each Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement"), pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.675% for Class A, 0.725% for Class B and

0.700% for Class C of Scudder Emerging Markets Growth Fund and 0.40% for Class A, 0.45% for Class B and 0.425% for Class C of Scudder Global Discovery Fund and Scudder International Research Fund. One effect of this arrangement is to make a Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to each Fund pursuant to separate agreements with each Fund. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for each Fund and maintains its accounting records. Scudder Investments Service Corporation is the transfer, shareholder servicing and dividend-paying agent for the shares of each Fund. As custodian, Brown Brothers Harriman & Company holds the portfolio securities of each Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements and provides other audit, tax, and related services for Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund. Ernst & Young LLP audits financial statements and provides other audit, tax, and related services for Scudder International Research Fund. Dechert acts as general counsel for each Fund.


The Advisor will pay the Service Providers for the provision of their services to a Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.


Each Administrative Agreement has an initial term of three years, subject to earlier termination by a Fund's Board. Each Administrative Agreement shall continue in effect on an annual basis thereafter, provided that such continuance is approved at least annually by a majority of Directors of each Corporation, including "non-interested" Directors. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreements is reduced by the amount of any credit received from a Fund's custodian for cash balances.


Certain expenses of a Fund will not be borne by the Advisor under the Administrative Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.


For Scudder Emerging Markets Growth Fund, for the period November 1, 2000 through October 31, 2001, the Administrative Agreement expense amounted to $51 for Class A, $46 for Class B and $15 for Class C, of which $23 for Class A, $14 for Class B and $5 for Class C was unpaid at October 31, 2001.

For Scudder Global Discovery Fund, for the period November 1, 2000 through October 31, 2001, the Administrative Agreement expense amounted to $326,443 for Class A, $228,416 for Class B and $66,628 for Class C, of which $42,038 for Class A, $24,655 for Class B and $7,689 for Class C was unpaid at October 31, 2001.

For Scudder International Research Fund, for the period November 1, 2000 through October 31, 2001, the Administrative Agreement expense amounted to $27,585 for Class A, $575 for Class B and $218 for Class C, of which $5,066 for Class A, $109 for Class B and $40 for Class C was unpaid at October 31, 2001.


Underwriter


Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreement") and separate Shareholder Services Agreements ("Services Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, B and C shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. SDI bears all of its expenses of providing services pursuant to the Services Agreement between SDI and a Fund, including the payment of service fees. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.


The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of each Board of Directors of each Fund, including the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the Agreement. The Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by SDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Directors or a majority of the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the Distribution Agreement or a "majority of the outstanding voting securities" of the class of a Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

The Services Agreement continues in effect from year to year so long as such continuance is approved for a Fund at least annually by a vote of the Board of Directors for a Fund, including the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the Agreement. The Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board of Directors of a Fund who are not interested persons of a Fund and who have no direct of indirect financial interest in the Services Agreement or a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a Fund without approval by a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Class B and Class C Shares. Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Because distribution service fees are paid out of class assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.


Rule 12b-1 Plan. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, that Agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the 12b-1 Plan will cease and each Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI in excess of its fees under a 12b-1 Plan, if for any reason the 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under a Rule 12b-1 Plan payable monthly at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 0.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under a Rule 12b-1 Plan payable monthly at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or a Fund. SDI also receives any contingent deferred sales charges. Paid with respect to Class C shares.

For the period May 29, 2001 (commencement of sales) through October 31, 2001 for Scudder Emerging Markets Growth Fund and for the year ended October 31, 2001 for Scudder Global Discovery Fund and Scudder International Research Fund, the Distribution Fee was as follows:

                                                  Total         Unpaid at
               Distribution Fee                Aggregated   October 31, 2001
               ----------------                ----------   ----------------

Scudder Emerging Market Growth Fund
Class B                                       $        47     $        23
Class C                                                16               5

Scudder Global Discovery Fund
Class B                                           635,933          50,250
Class C                                           179,536          20,809

Scudder International Research Fund, Inc.
Class B                                             2,384             351
Class C                                               888             151


Shareholder Services. Pursuant to the Rule 12b-1 Plan, information and administrative services are provided to each Fund on behalf of Class A, B and C shareholders under the Services Agreement with SDI. SDI bears all its expenses of providing services pursuant to the Services Agreement between SDI and a Fund, including the payment of a service fee. Each Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of a Fund.

For the period May 29, 2001 (commencement of sales) through October 31, 2001 for Scudder Emerging Markets Growth Fund and for the year ended October 31, 2001 for Scudder Global Discovery Fund and Scudder International Research Fund, the Services Fee was as follows:


                                                 Total           Unpaid at
                 Service Fee                  Aggregated     October 31, 2001
                 -----------                  ----------     ----------------

Scudder Emerging Market Growth Fund
Class A                                           $  19               $ 9
Class B                                              16                 5
Class C                                               6                 2

Scudder Global Discovery Fund
Class A                                      $  319,124          $  5,332
Class B                                         207,756            32,016
Class C                                          59,846             8,969

Scudder International Research Fund, Inc.
Class A                                         $50,694            $7,313
Class B                                             795               128
Class C                                             296                48



SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or a Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

Neither SDI nor the Directors of each Fund believe that the services performed by SDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any further doubt that may arise in the future regarding whether the services performed by SDI under the Services Agreement are "distribution" services, the distribution plans for a Fund authorize the payment of the services fee.


SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on each Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.


Certain Directors or officers of a Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Directors."

                             FUND SERVICE PROVIDERS

Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, a subsidiary of the Advisor, computes net asset value for each Fund. Prior to the implementation of the Administrative Agreement, each Fund paid Scudder Fund Accounting Corporation an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million, 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Effective December 14, 2000, December 29, 2000 and July 1, 2001 for Scudder Emerging Markets Growth Fund, Scudder Global Discovery Fund and Scudder International Research Fund, respectively, the Advisor pays these fees pursuant to each Fund's Administrative Agreement. For the fiscal years ended October 31, 1999 and prior to October 2, 2000, Scudder Emerging Markets Growth Fund incurred charges of $125,323 and $101,747, respectively. For the fiscal years ended October 31, 1999, 2000 and the period prior to March 1, 2001, Scudder Global Discovery Fund incurred charges of $416,308, $765,719 and $251,250, respectively. For the fiscal years ended October 31, 1999 and 2000 and the period prior to May 29, 2001, Scudder International Research Fund incurred charges of $213,000, $328,527 and $38,043, respectively.


Custodian, Transfer Agent and Shareholder Service Agent


Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Fund held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas
City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C shares. Prior to the implementation of the Administration Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. Effective December 14, 2000, December 29, 2000 and July 1, 2001 for Scudder Emerging Markets Growth Fund, Scudder

Global Discovery Fund and Scudder International Research Fund, respectively, the Advisor pays these fees pursuant to each Fund's Administrative Agreement.


Auditors

For Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by a Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Scudder International Research Fund's independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


The law firm of Dechert, Ten Post Office Square, Boston, Massachusetts 02109, serves as counsel to each Fund


                                   PERFORMANCE

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class. Class A, B and C shares are newly offered and therefore have no available performance information.


The returns in the charts below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of each Fund as described below; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Scudder Emerging Markets Growth Fund. Performance figures prior to March 1, 2001 (commencement fo Class A, B and C shares) for Class A, B and C shares of the Fund are derived from the historical performance of Class S shares of the Fund, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. Returns for the historical performance of Class S shares include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment advisor and certain subsidiaries. Without such a waiver or absorption, returns would have been lower and ratings or rankings may have been less favorable.

Scudder Global Discovery Fund. Performance figures for Class A, B and C shares of the Fund for the period April 16, 1998 (commencement of the Class A, B and C shares) to October 31, 2001 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period September 10, 1991 to April 16, 1998 are derived from the historical performance of Class S shares of the Fund, adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

Scudder International Research Fund. The Fund was formerly a closed-end fund named The Growth Fund of Spain, Inc. ("GSP"). GSP was reorganized as an open-end series of the Corporation consisting of Class A, Class B, and Class C shares (the "Reorganization"). GSP had only one class of shares, which were not subject to Rule 12b-1 fees or sales charges; the shares of GSP outstanding as of December 11, 1998 were exchanged for Class A shares of the Fund, which currently have an initial sales charge and a Rule 12b-1 service fee. The performance figures shown below reflect the performance of the Fund prior to the Reorganization (through December 14, 1998), restated in the case of standardized return, to reflect the sales charge and higher operating expenses of the Fund's Class A shares. Different fees and expenses applicable to each of the classes, including Rule 12b-1 distribution service fees applicable to the Class B and C shares, will affect the performance of those classes.

For purposes of the performance computations for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment (for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period would be deducted). Standardized return quotations for the Fund do not take into account any applicable redemption fees or required payments for federal or state income taxes. Standardized return quotations are determined to the nearest 1/100 of 1%.


On April 6, 2000, the Fund changed from Growth Fund of Spain, an open-end equity fund that sought long-term capital appreciation by investing primarily in the equity securities of Spanish companies, to its current strategy. The fund's performance prior to that date would have been different had the current strategy been in effect.


Performance figures for Class A, B and C shares of the Fund for the period December 14, 1998 to October 31, 2001 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period October 1, 1979 to December 14, 1998 are derived from the historical performance of the original class of shares, adjusted to reflect the higher operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current contingent deferred sales charge of 4% for Class B shares. The adjustment is calculated by measuring the actual monthly return differential between the Class A, B and C shares and the original class of shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class A, B and C share performance from the original share class returns for monthly periods prior to the inception of such Class A, B and C shares.


Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1
Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


           Average Annual Total Returns (After Taxes on Distributions)
           -----------------------------------------------------------

                                 P(1+T)n = ATVD
Where:
                 P         =       a hypothetical initial investment of $1,000
                 T         =       average annual total return (after taxes on
                                   distributions)
                 n         =       number of years

                 ATVD      =       ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-,
                                   5-, or 10-year  periods at the end of the 1-,
                                   5-,  or  10-year   periods   (or   fractional
                                   portion), after taxes on fund distributions but not after taxes on redemptions



   Average Annual Total Returns (After Taxes on Distributions and Redemption)
   --------------------------------------------------------------------------

                                 P(1+T)n = ATVD
Where:
                 P         =       a hypothetical initial investment of $1,000
                 T         =       average annual total return (after taxes on
                                   distributions and redemption)
                 n         =       number of years
                 ATVD      =       ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-,
                                   5-, or 10-year  periods at the end of the 1-,
                                   5-,  or  10-year   periods   (or   fractional
                                   portion), after taxes on fund distributions but not after taxes on redemptions




    Average Annual Total Returns for the Period Ended October 31, 2001 (1)(2)
    -------------------------------------------------------------------------

Scudder Emerging Markets Growth Fund     1 Year    5 Years     Life of Fund(4)
------------------------------------     ------    -------     ---------------


Class A                                 -29.81%     -9.55%      -7.63%(3)
Class B                                 -28.36%     -9.39%      -7.63%(3)
Class C                                 -26.04%     -9.17%      -7.33%(3)


^(1) Because Class A, B and C shares were not introduced until March 1, 2001, the total returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.

^(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

^(3) If the Advisor had not maintained expenses, the average annual total returns for the period indicated would have been lower.

^(4)     For the period beginning May 8, 1996.


     Average Annual Total Return for the periods ended October 31, 2001(1)**
     -----------------------------------------------------------------------


Scudder Global Discovery Fund     1 Year*     5 Years    10 Years
-----------------------------     -------     -------    --------


Class A                           -37.95%      5.53%       9.28%
Class B                           -36.55%      5.70%       8.99%
Class C                           -34.69%      5.96%       9.11%


* If the Advisor and certain subsidiaries had not maintained expenses, returns would have been lower.

** Because Class A, B and C shares were not introduced until April 16, 1998, the total return for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares from the commencement of investment operations, September 10, 1991 through April 16, 1998. Actual performance of Class A, B and C shares is shown beginning April 16, 1998.


^(1) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

          Average Annual Total Return for Period as of October 31, 2001
          -------------------------------------------------------------

Scudder International Research Fund     1 Year       5 Years      10 Years
-----------------------------------     ------       -------      --------

Class A^(1)*                            -31.16%     3.71%          5.89%
Class B*                                -28.65%     3.80%          5.40%
Class C*                                -27.73%     3.82%           5.38

^(1)     Reflects the deduction of the maximum initial sales charge of 5.75%.

* Because Class A, B and C shares were not introduced until December 14, 1998, and Class A shares are from the original share class when the Fund was a closed-end fund, the total return for Class A, B and C shares for the period prior to their introduction is based upon the performance of the original class of shares from the commencement of investment operations through December 11, 1998. Actual performance of Class A, Band C shares is shown beginning December 11, 1998.


In connection with communicating its average annual total return to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of a Fund's and classes' performance data.

Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of that Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of that Fund's expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage a Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.


Portfolio Turnover. Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. For the fiscal years ended October 31, 2001 and 2000, Scudder Emerging Markets Growth Fund's portfolio turnover rates were 69% and 42%, respectively. Scudder Global Discovery Fund's average annual portfolio turnover rates for the fiscal years ended October 31,2001 and 2000, were 59% and 86%, respectively. Scudder International Research Fund's average annual portfolio turnover rates for the fiscal years ended October 31, 2001 and2000, were 100% and135%, respectively. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 and the minimum subsequent investment is $50 but such minimum amounts may be changed at any time. Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Purchase of Shares


Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge and an annual Rule 12b-1 distribution/shareholder services fee. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, a contingent deferred sales charge payable upon certain redemptions and an annual Rule 12b-1 distribution/shareholder services fee. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, a contingent deferred sales charge payable upon certain redemptions within the first year following purchase and an annual Rule 12b-1 distribution/shareholder services fee, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.


The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution/services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.



                                                Annual 12b-1 Distribution/Service
                                                ---------------------------------

                                                             Fees(1)
                                                       (as a % of average
               Sales Charge                            daily net assets)        Other Information
               ------------                            -----------------        -----------------

Class A       Maximum initial sales charge of                 0.25%             Initial sales charge waived or
              5.75% of the public offering                                      reduced for certain purchases
              price(2)

Class B       Maximum contingent deferred sales               1.00%             Shares convert to Class A shares
              charge of 4% of redemption                                        six years after issuance
              proceeds; declines to zero after
              six years

Class C       Contingent deferred sales charge of             1.00%             No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase

^(1)     There is a service fee of 0.25% for each class.

^(2) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each of Class A, B and C of each Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                 Sales Charge
                                                                 ------------
                                                                                        Allowed to Dealers
                                           As a Percentage of     As a Percentage of    As a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*       Offering Price
------------------                            --------------       ----------------       --------------
Less than $50,000                                 5.75%                 6.10%                   5.20%
$50,000 but less than $100,000                    4.50%                 4.71%                   4.00%
$100,000 but less than $250,000                   3.50%                 3.63%                   3.00%
$250,000 but less than $500,000                   2.60%                 2.67%                   2.25%
$500,000 but less than $1 million                 2.00%                 2.04%                   1.75%
$1 million and over                                .00**                 .00**                 ***

*         Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***       Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. SDI, each Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of each Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code
Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1^(1)               Compensation Schedule #2^(2)         Compensation Schedule #3^(2)
          ----------------------------               ----------------------------         ----------------------------
                                    As a                                As a                                As a
          Amount of             Percentage of   Amount of Shares    Percentage of       Amount of       Percentage of
         Shares Sold           Net Asset Value        Sold         Net Asset Value     Shares Sold     Net Asset Value
         -----------           ---------------        ----         ---------------     -----------     ---------------
$1 million to $5 million            1.00%       Under $15 million       0.50%       Over $15 million        0.25%

Over $5 million to $50              0.50%              --                --                --                --
million

Over $50 million                    0.25%              --                --                --                --


^(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.


^(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.


The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.



Class A shares of each Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.



Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of each Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of each Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of each Fund through  SDI  as  part  of an  automated  billing  and  wage  deduction  program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase each Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of each Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by each Fund. Each Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Underwriter."

Class B shares of each Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of each Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." Flex Plans that on May 1, 2000 have in excess of $1 million invested in Class B shares of Scudder Funds, or have in excess of $850,000 invested in Class B shares of Scudder Funds and are able to qualify for the purchase of Class A shares at net asset value (e.g., pursuant to a Letter of Intent), will have future investments made in Class A shares and will have the option to covert their holdings in Class B shares to Class A shares free of any contingent deferred sales charge on May 1, 2002. For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.


SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other Funds underwritten by SDI.


Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of each Fund's application when you open an account. Federal tax law requires the Fund to withhold 30% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of each Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When each Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickBuy or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by each Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).


Because of the high cost of maintaining small accounts, each Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and QuickSell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through QuickSell or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which each Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of each Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of each Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service

Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by each Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of each Fund were purchased. Shares purchased by check or through QuickBuy/QuickSell-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.


Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under each Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.


Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------

First                                               4%
Second                                              3%
Third                                               3%
Fourth                                              2%
Fifth                                               2%
Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in each Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of each Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of each Fund or any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of each Fund or of the other listed Scudder Funds. A shareholder of each Fund or other Scudder Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of each Fund or of other Scudder Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of each Fund or of the other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Scudder Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of each Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, each Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. Each Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares  --  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder Dividend & Growth Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold Fund, Scudder Growth Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund, Scudder High-Yield Opportunity Fund, Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder International Research Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder Research Fund, Scudder S&P 500 Stock Fund, Scudder Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, The Japan Fund, Inc., ("Scudder Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Scudder Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of each Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Scudder Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash
Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.


Class A shares of each Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of each Fund and Class B shares of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of each Fund and Class C shares of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Scudder Investments Service Company, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Scudder Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated ClearingHouse System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy, a shareholder can initiate a transaction by calling Scudder Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").


Bank Direct Deposit. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes each Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City,

Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. Each Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in each Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of each Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, each Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or each Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for each Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in each Fund's dividends constituting
"preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability.

If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by a Fund, to the extent permissible, as part of a Fund's dividends paid deduction on its federal tax return.

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such an event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund. At October 31, 2001, Scudder Emerging Market Growth Fund had a net tax basis capital loss carryforward of approximately $47,577,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000), October 31, 2007 ($11,827,000) and
October 31, 2009 ($8,385,000), the respective expiration dates, whichever occurs first. At October 31, 2001, Scudder Global Discovery Fund had a net tax basis capital loss carryforward of approximately $56,925,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first. At October 31, 2001, Scudder International Research Fund had a net tax basis capital loss carryforward of approximately $7,437,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, a Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by a Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are not expected to comprise a substantial part of a Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by a Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

 A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or
(ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level in 2002 ($54,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $54,000 and $64,000; $34,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $44,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. The $2000 limit on contributions (whether deductible or nondeductible) is increased to $3,000 for 2002 through 2004. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years. In addition, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Each Fund  intends  to qualify  for and may make the  election  permitted  under
Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by a Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under
Section 853 of the Code, provided that more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by a Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

If a Fund does not make the election permitted under section 853 any foreign taxes paid or accrued will represent an expense to a Fund which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by a Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any stock in a Fund's portfolio similar to the stocks on which the index is based. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year, all outstanding
Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

Positions  of a Fund which  consist of at least one  position  not  governed  by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes that Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, a Fund will recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund invests in stock of certain foreign investment companies, a Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to a Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Fund's investment company taxable income and, accordingly, would not be taxable to a Fund to the extent distributed by a Fund as a dividend to its shareholders.

Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds a Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% for 2002 and 2003 in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

Scudder International Fund, Inc. and Global/International Fund, Inc.:

The following table presents information regarding each Director of the Funds as of March 1, 2002. Each Director's age of March 1, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period.

Non-Interested Directors

                           Length of Time   Length of Time                         Number of
                           Served for       Served for        Principal            Portfolios
Name, Age and              Scudder          Global/           Occupation(s)        in Fund
Position(s) Held           International    International     During Past          Complex
with the Fund              Fund, Inc.       Fund, Inc.         5 Years             Overseen      Other Directorships Held
-------------              ----------       ----------         -------             --------      ------------------------

Henry P. Becton (68)       2000 - present   2000 - present    President, WGBH           49       American Public Television; New
Director                                                      Educational                        England Aquarium; Becton
                                                              Foundation                         Dickinson and Company; Mass
                                                                                                 Corporation for Educational
                                                                                                 Telecommunications; The A.H.
                                                                                                 Belo Company; Committee for
                                                                                                 Economic Development; Concord
                                                                                                 Academy; Public Broadcasting
                                                                                                 Service; Boston Museum of Science

Dawn-Marie Driscoll        2000 - present   2000 - present    President,                49       Computer Rescue Squad; Advisory
(55)                                                          Driscoll                           Board, Center for Business
Director                                                      Associates                         Ethics, Bentley College; Board
                                                              (consulting firm);                 of Governors, Investment Company
                                                              Executive Fellow,                  Institute; Chairman, ICI
                                                              Center for                         Directors Services Committee
                                                              Business Ethics,
                                                              Bentley College

Edgar R. Fiedler (72)      2000 - present   2000 - present    Senior Fellow and         49       None
Director                                                      Economic
                                                              Counsellor, The
                                                              Conference Board,
                                                              Inc.
                                                              (not-for-profit
                                                              business research
                                                              organization)

Keith R. Fox               1996 - present   1997 -present     Managing Partner,         49       Facts on File (school and
(57)                                                          Exeter Capital                     library publisher); Progressive
Director                                                      Partners (private                  Holding Corporation (kitchen
                                                              equity funds)                      importer and distributor)

Jean Gleason Stromberg     2000 - present   2000 -present     Consultant (1997          49       The William and Flora Hewlett
(58)                                                          to present); prior                 Foundation; Director, Labnetics,
Director                                                      thereto, Director,                 Inc. (medical equipment
                                                              U.S. General                       company); Director, Metatomix,
                                                              Accounting Office                  Inc. (database management(;
                                                              (1996-1997);                       Director, Aberdeen Group
                                                              Partner, Fulbright                 (technology research)
                                                              & Jaworski (law
                                                              firm) (1978-1996)



                                       60


                           Length of Time   Length of Time                         Number of
                           Served for       Served for        Principal            Portfolios
Name, Age and              Scudder          Global/           Occupation(s)        in Fund
Position(s) Held           International    International     During Past          Complex
with the Fund              Fund, Inc.       Fund, Inc.         5 Years             Overseen      Other Directorships Held
-------------              ----------       ----------         -------             --------      ------------------------

Jean C. Tempel             2000 -present    2000 -present     Managing Partner,         49       United Way of Mass Bay; Sonesta
(58)                                                          First Light                        International Hotels, Inc.;
Director                                                      Capital (venture                   Northeastern University Funds
                                                              capital group)                     and Endowment Committee;
                                                                                                 Connecticut College Finance
                                                                                                 Committee; Commonwealth
                                                                                                 Institute (not-for-profit
                                                                                                 start-up for women's
                                                                                                 enterprises); The Reference,
                                                                                                 Inc. (IT consulting for
                                                                                                 financial services)

Interested Directors and Officers^*
-----------------------------------

The following table presents information about each Officer of the Funds. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of each Fund is an employee of Zurich Scudder Investments, Inc.


                                                                                         Number of
                                                Term of Office    Principal              Portfolios in         Other
                          Positions(s) Held     and Length of     Occupation(s)          Fund Complex          Directorships
Name, Address, and Age    with Funds            Time Served       During Past 5 Years    Overseen              Held
----------------------    ----------            -----------       -------------------    --------              ----

Linda C. Coughlin         Chairperson,           2000 - present   Managing Director of         134               None
(50)                      Director and                            Zurich Scudder
                          President                               Investments, Inc.

Steven Zaleznick          Director                                President and CEO,
(47)                                             2000 - present   AARP Services, Inc.           49               None
601 E Street, NW
7th Floor
Washington, D.C. 20004


Thomas V. Bruns#          Vice President                          Managing Director of    Not Applicable         None
(44)                                             2000 - present   Zurich Scudder
                                                                  Investments, Inc.

^* Ms. Coughlin and each Fund officer are considered "interested persons" of each Fund because of their affiliation with the Funds' Advisor. Mr.
         Zaleznick may be considered an "interested person" of each Fund because of his affiliation with AARP, which receives fees from the Advisor pursuant to the terms of a licensing agreement.




                                       61


                                                                                         Number of
                                                Term of Office    Principal              Portfolios in         Other
                          Positions(s) Held     and Length of     Occupation(s)          Fund Complex          Directorships
Name, Address, and Age    with Funds            Time Served       During Past 5 Years    Overseen              Held
----------------------    ----------            -----------       -------------------    --------              ----

William F. Glavin         Vice President         2000 - present   Managing Director of    Not Applicable       Trustee,
(43)                                                              Zurich Scudder                            Crossroads for
                                                                  Investments, Inc.                           Kids, Inc.
                                                                                                            (serves at-risk
                                                                                                               children)

James E. Masur            Vice President         2000 - present   Managing Director of    Not Applicable         None
(41)                                                              Zurich Scudder
                                                                  Investments, Inc.

Kathryn L. Quirk^+        Vice President and     1997 - present   Managing Director of    Not Applicable         None
(49)                      Assistant Secretary                     Zurich Scudder
                                                                  Investments, Inc.

Howard S. Schneider       Vice President         2000 - present   Managing Director of    Not Applicable         None
(44)                                                              Zurich Scudder
                                                                  Investments, Inc.

Gary French               Treasurer              2002 - present   Managing Director of    Not Applicable         None
(53)                                                              Zurich Scudder
                                                                  Investments, Inc.

John R. Hebble            Assistant Treasurer    1998 - present   Senior Vice             Not Applicable         None
(43)                                                              President of Zurich
                                                                  Scudder Investments,
                                                                  Inc.

Brenda Lyons              Assistant Treasurer    1998 - present   Senior Vice             Not Applicable         None
(39)                                                              President of Zurich
                                                                  Scudder Investments,
                                                                  Inc.

Thomas Lally              Assistant Treasurer    2001 - present   Senior Vice             Not Applicable         None
(34)                                                              President of Zurich
                                                                  Scudder Investments,
                                                                  Inc.

Caroline Pearson          Assistant Secretary    1997 - present   Managing Director of
(39)                                                              Zurich Scudder          Not Applicable         None
                                                                  Investments, Inc.;
                                                                  Associate, Dechert
                                                                  Price & Rhoads (law
                                                                  firm) 1989-1997

John Millette             Vice President and     1999 - present   Vice President of
(39)                      Secretary                               Zurich Scudder          Not Applicable         None
                                                                  Investments, Inc.

Irene T. Cheng+^(1)       Vice President                          Managing Director of
(47)                                             1997 - present   Zurich Scudder          Not Applicable         None
                                                                  Investments, Inc.



                                       62


                                                                                         Number of
                                                Term of Office    Principal              Portfolios in         Other
                          Positions(s) Held     and Length of     Occupation(s)          Fund Complex          Directorships
Name, Address, and Age    with Funds            Time Served       During Past 5 Years    Overseen              Held
----------------------    ----------            -----------       -------------------    --------              ----

Joyce E. Cornell+^(1)     Vice President         1996 - present   Managing Director of
(57)                                                              Zurich Scudder          Not Applicable         None
                                                                  Investments, Inc.

Jan C. Faller^(2)         Vice President         1999 - present   Senior Vice
(35)                                                              President of Zurich     Not Applicable         None
                                                                  Scudder Investments,
                                                                  Inc.

Carol L. Franklin+^(1)    Vice President         1995 - present   Managing Director of    Not Applicable
(50)                                                              Zurich Scudder                                 None
                                                                  Investments, Inc.

Joan Gregory+^(1)         Vice President                          Vice President of       Not Applicable
(56)                                             1999 - present   Zurich Scudder                                 None
                                                                  Investments, Inc.
William E. Holzer+^(2)    Vice President         1986 - present   Managing Director of    Not Applicable         None
(53)                                                              Zurich Scudder
                                                                  Investments, Inc.
Gerald J. Moran+^(2)      Vice President                          Managing Director of
(62)                                             1991 - present   Zurich Scudder          Not Applicable         None
                                                                  Investments, Inc.
Paul Rogers^(2)           Vice President                          Senior Vice
(45)                                             2001 - present   President of Zurich     Not Applicable         None
                                                                  Scudder Investments,
                                                                  Inc.

+        Address:  345 Park Avenue, New York, New York
++       Address:  101 California Street, Suite 4100, San Francisco, California
@        Address:  Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia
(1)      Officer of Scudder International Fund, Inc. only.
(2)      Officer of Global/International Fund, Inc. only.


Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Linda C. Coughlin:         Vice Chairman and Director
Thomas V. Bruns:           President
William F. Glavin:         Vice President and Director
Kathryn L. Quirk:          Director, Secretary, Chief Legal Officer and
                           Vice President
Howard Schneider:          Vice President
Caroline Pearson:          Assistant Secretary

Director's Responsibilities. Each Board of Directors primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Non-interested Directors ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings. Furthermore, the Independent Directors review the fees paid to the
Advisor  and  its  affiliates  for  investment   advisory
services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the continuation of each Fund's current investment management agreement in August 2001, the Directors considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds, themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds (both individually and collectively) and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds.

Committees. The following table provides information regarding each Fund's standing committees, including certain of each committee's principal functions.

                                                                                        Number of Meetings Held
Name of Committee            Function of Committee      Members of Committee            Last Fiscal Year
-----------------            ---------------------      --------------------            ----------------

Audit                        Recommends selection of    Henry P. Becton, Jr.                     2
                             fund's independent         Dawn-Marie Driscoll
                             public accounts to full    Edgar R. Fiedler
                             board; reviews the         Keith R. Fox
                             independence of such       Jean Gleason Stromberg
                             firm; reviews scope of     Jean C. Tempel
                             audit and internal
                             controls; considers and
                             reports to the board on
                             matters relating to the
                             fund's accounting and
                             financial reporting
                             practices.

Committee on Independent     Selects and nominates      Henry P. Becton, Jr.                     0
Directors                    Independent Directors*;    Dawn-Marie Driscoll
                             establishes Director       Edgar R. Fiedler
                             compensation, retirement   Keith R. Fox
                             and fund ownership         Jean Gleason Stromberg
                             policies.                  Jean C. Tempel

Valuation                    Oversees fund valuation    Linda C. Coughlin                       3**
                             matters, including         Keith R. Fox
                             valuation methodologies;
                             establishes "fair
                             valuation" procedures to
                             determine fair market
                             value of securities held
                             by a fund when actual


                                       64

                                                                                        Number of Meetings Held
Name of Committee            Function of Committee      Members of Committee            Last Fiscal Year
-----------------            ---------------------      --------------------            ----------------
                             market values are
                             unavailable.

Shareholder Servicing        Reviews and reports to     Edgar R. Fiedler                         3
                             board on matters           Keith R. Fox
                             relating to the quality,   Jean C. Tempel
                             type and level of
                             services provided to
                             fund shareholders.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of each Fund.

**       For Scudder Global Discovery Fund only.


Director Fund Ownership

The following sets forth ranges of Director beneficial share ownership as of December 31, 2001.

Scudder Emerging Markets Growth Fund

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen or
                                         Dollar Range of                        to be Overseen by Nominees and
Name of Nominees and                     Equity Securities in                   Trustees/Directors in Scudder and
Directors                                Scudder Emerging Markets Growth Fund   Deutsche Bank Families of Funds
---------                                ------------------------------------   -------------------------------
                                         One of the following items/ranges      One of the following items/ranges
                                         should be supplied for each nominee:   should be supplied for each nominee:
                                                  None                                   None
                                                  $1 - $10,000                           $1 - $10,000
                                                  $10,001 - $50,000                      $10,001 - $50,000
                                                  $50,001 - $100,000                     $50,001 - $100,000
                                                  Over $100,000                          Over $100,000
Henry P. Becton, Jr.                     $1 - $10,000                           Over $100,000
Linda C. Coughlin                        None                                   Over $100,000
Dawn-Marie Driscoll                      None                                   Over $100,000
Edgar R. Fiedler                         None                                   Over $100,000
Keith Fox                                $1 - $10,000                           Over $100,000
Jean Gleason Stromberg                   None                                   Over $100,000
Jean C. Tempel                           None                                   Over $100,000
Steven Zaleznick                         $1 - $10,000                           $50,001 - $100,000
---------------------------------------- -------------------------------------- --------------------------------------


Scudder Global Discovery Fund
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen or
                                         Dollar Range of                        to be Overseen by Nominees and
Name of Nominees and                     Equity Securities in                   Trustees/Directors in Scudder and
Directors                                Scudder Global Discovery Fund          Deutsche Bank Families of Funds
---------                                -----------------------------          -------------------------------
                                         One of the following items/ranges      One of the following items/ranges
                                         should be supplied for each nominee:   should be supplied for each nominee:
                                                  None                                   None
                                                  $1 - $10,000                           $1 - $10,000
                                                  $10,001 - $50,000                      $10,001 - $50,000
                                                  $50,001 - $100,000                     $50,001 - $100,000


                                       65

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen or
                                         Dollar Range of                        to be Overseen by Nominees and
Name of Nominees and                     Equity Securities in                   Trustees/Directors in Scudder and
Directors                                Scudder Global Discovery Fund          Deutsche Bank Families of Funds
---------                                -----------------------------          -------------------------------

                                                  Over $100,000                          Over $100,000
Henry P. Becton, Jr.                     $1 - $10,000                           Over $100,000
Linda C. Coughlin                        $1 - $10,000                           Over $100,000
Dawn-Marie Driscoll                      None                                   Over $100,000
Edgar R. Fiedler                         None                                   Over $100,000
Keith Fox                                None                                   Over $100,000
Jean Gleason Stromberg                   None                                   Over $100,000
Jean C. Tempel                           None                                   Over $100,000
Steven Zaleznick                         $1 - $10,000                           $1 - $10,000


Securities Beneficially Owned
-----------------------------

                        Name of Owner(s) and
                        Relationship to
Name of Director        Director                 Company         Title of Class    Value of Securities     Percent of Class
----------------        --------                 -------         --------------    -------------------     ----------------



Scudder Emerging Markets Growth Fund

As of January 31, 2002, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of January 31, 2002, no [other] person owned beneficially more than 5% of each class of the Fund's outstanding shares.

Scudder Global Discovery Fund

As of January 31, 2001, all Directors and officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) under the Securities Exchange Act of 1934) less than 1% of the outstanding shares of any class of the Fund.

To the best of the Fund's knowledge, as of January 31, 2001, no person of record owned more than 5% or more of the outstanding shares of any class of the Fund, except as stated below.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

The Independent Directors members also serve in the same capacity for other funds managed by the Advisor, which may have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director from the Fund and from all of the Scudder funds as a group for the most recent fiscal year.

As noted above, the Directors conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund.


                               Compensation from                                                         Total
                                    Scudder            Compensation from     Pension or Retirement   Compensation Paid
                             International Fund,     Global/International     Benefits Accrued as            to
     Name of Director                Inc.*               Fund, Inc.**        Part of Fund Expenses      Trustees(3)(4)(5)
     ----------------                -----               ------------        ---------------------      -----------------
Henry P. Becton, Jr.                $17,215                $7,621                   $0                      $162,000
Dawn-Marie Driscoll(1)              $18,597                $8,144                   $0                      $175,000
Edgar R. Fiedler(2)                 $17,450                $7,705                   $0                      $174,666
Keith R. Fox                        $17,225                $7,618                   $0                      $162,000
Jean Gleason Stromberg              $17,450                $7,705                   $0                      $161,000
Jean C. Tempel                      $17,333                $7,663                   $0                      $164,000

* Scudder International Fund, Inc. consists of five funds: Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder International Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund.

** Global/International Fund, Inc. consists of four funds: Scudder Global Fund, Scudder Global Bond Fund, Scudder Global Discovery Fund and Scudder Emerging Markets Income Fund.

(1) Ms. Driscoll received an additional $10,000 in annual retainer fees in her role as Lead Director.

(2) In addition to the amounts shown, Mr. Fiedler received a payment of $105,214 pursuant to deferred compensation agreement with certain Funds.

(3) Includes compensation for services on the boards of 19 Scudder trusts/corporations comprised of 53 fund/portfolios.

(4) Aggregate compensation for Mr. Fiedler includes $2,665 in retainer fees in his role as Trustee for Farmers Investment Trust (merged into Scudder Pathway Series on April 6, 2001) and $6,474 pursuant to a special retirement plan with The Brazil Fund, Inc.

(5) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $7,000 for Ms. Driscoll and Ms. Tempel and Messrs. Becton and Fox, respectively, and $3,000 for Mr. Fiedler and Ms. Stromberg, respectively. These meeting fees were borne by Scudder.

Scudder International Research Fund, Inc.

The following table presents information about each Director of the Fund as of December 31, 2001. Each Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Director is until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period.


Non-Interested Directors
------------------------

                                                                          Number of
Name, Age and           Length of                                       Portfolios in
Position(s) Held with   Time             Principal Occupation(s)        Fund Complex
the Fund                Served*-           During Past 5 Years            Overseen         Other Directorships Held
--------                --------           -------------------            --------         ------------------------
John W. Ballantine (55) [D.O.B.: 02/16/46 ]
Director                2001 -        Retired 1998; formerly,                85          First Oak Brook Bancshares,
                        present       Executive Vice President and                       Inc.;


                                       67

                                      Chief Risk Management                              Oak Brook Bank;
                                      Officer, First Chicago NBD                         Tokheim Corporation
                                      Corporation/The First                              (designer, manufacturer and
                                      National Bank of Chicago                           servicer of electronic and
                                      (1996-1998); Executive Vice                        mechanical petroleum
                                      President and Head of                              marketing systems)
                                      International Banking
                                      (1995-1996).

Lewis A. Burnham (69) [D.O.B.: 01/08/33]

Director                2001 -        Retired 1998; formerly,                85          None.
                        present       Director of Management
                                      Consulting, McNulty &
                                      Company; formerly, Executive
                                      Vice President, Anchor Glass
                                      Container Corporation.

Donald L. Dunaway (64) [D.O.B.: 03/08/37]
Director                2001 -        Retired 1994; formerly,                85          None.
                        present       Executive Vice President,
                                      A.O. Smith Corporation
                                      (diversified manufacturer).

James R. Edgar (55) [D.O.B.: 07/22/46]
Director                1999 -        Distinguished Fellow,                  85          Kemper Insurance Companies;
                        present       University of Illinois                             John B. Sanfilippo & Son,
                                      Institute of Government and                        Inc.;
                                      Public Affairs; formerly,                          Horizon Group Properties,
                                      Governor, State of Illinois.                       Inc.

Robert B. Hoffman (65) [D.O.B.: 12/11/36]
Director                2001 -        Retired 2000; formerly,                85          None.
                        present       Chairman, Harnischfeger
                                      Industries, Inc. (machinery for mining and
                                      paper  industries);  prior  thereto,  Vice
                                      Chairman  and  Chief  Financial   Officer,
                                      Monsanto      Company       (agricultural,
                                      pharmaceutical    and     nutritional/food
                                      products);   Vice   President,   Head   of
                                      International Operations,  FMC Corporation
                                      (manufacturer of machinery and chemicals).

Shirley D. Peterson (60) [D.O.B.: 09/03/41]
Director                2001 -        Retired 2000; formerly,                85          Formerly, Bethlehem Steel
                        present       President, Hood College;                           Corp.
                                      prior thereto, Partner,
                                      Steptoe & Johnson (law firm);
                                      Commissioner, Internal
                                      Revenue Service; Assistant
                                      Attorney General (Tax), U.S.
                                      Department of Justice.


Fred B. Renwick (71) [D.O.B.: 02/01/30]


                                       68

Director                1998 -        Retired 2001. Professor                85          The Wartburg Foundation;
                        present       Emeritus of Finance, New York                      Chairman, Finance Committee
                                      University, Stern School of                        of Morehouse College Board
                                      Business.                                          of Trustees; The Investment
                                                                                         Fund for Foundations; American
                                                                                         Bible Society Investment Committee;
                                                                                         formerly, member of the Investment
                                                                                         Committee of Atlanta University Board
                                                                                         of Trustees; formerly, Director of
                                                                                         Board of Pensions, Evangelical Lutheran
                                                                                         Church in America.

William P. Sommers (68) [D.O.B.: 07/22/33]
Director                2001 -        Retired; formerly, President           85          PSI Inc.;
                        present       and Chief Executive Officer,                       Evergreen Solar, Inc.;
                                      SRI International (research                        Litton Industries;
                                      and development); prior                            SRI/Atomic Tangerine.
                                      thereto, Executive Vice
                                      President, Iameter (medical
                                      information and educational
                                      service provider); Senior
                                      Vice President and Director,
                                      Booz, Allen & Hamilton Inc.
                                      (management consulting firm).


John G. Weithers (68) [D.O.B.: 08/03/33]
Director                1998 -        Retired 1992; formerly,                85          Federal Life Insurance
                        present       Chairman of the Board and                          Company;
                                      Chief Executive Officer,                           Chairman of the Members of
                                      Chicago Stock Exchange.                            the Corporation and
                                                                                         Trustee, DePaul University;
                                                                                         formerly, International
                                                                                         Federation of Stock
                                                                                         Exchanges, Records
                                                                                         Management Systems.

Interested Directors^1
----------------------

Mark S. Casady (41) [D.O.B.: 09/12/60]
Director                  1997 -        Managing Director,                        85         None.
and President             present       Zurich Scudder Investments, Inc.

Linda C. Coughlin (49) [D.O.B.: 01/01/52]
Director and Chairperson  2001 -        Managing Director,                       134         None.
                          present       Zurich Scudder Investments, Inc.

William F. Glavin, Jr. (43) [D.O.B.: 08/30/58]
Director                  2001 -        Managing Director,                        85         None.
                          present       Zurich Scudder Investments, Inc.


^1 Each trustee listed under the heading "Interested Trustees" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an officer of the fund's investment manager.




                                       69


                                        (April 1997 to present), prior thereto, Executive Vice President of Market and
                                        Product Development of an unaffiliated investment management firm.

Officers Information

The following table presents information about each Officer of the Fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund.


Name, Age and Position(s) Held with                             Principal Occupation(s)
the Fund                               Length of Time Served    During Past 5 Years
--------                               ---------------------    -------------------
Mark S. Casady                         1997 - present           Managing Director, Zurich Scudder
(41)                                                            Investments, Inc.
President

Philip J. Collora#                     1997 - present           Senior Vice President, Zurich Scudder
(56)                                                            Investments, Inc.
Vice President and Assistant
Secretary

Linda C. Coughlin                      2001 - present           Managing Director, Zurich Scudder
(49)                                                            Investments, Inc.
Vice President

Kathryn L. Quirk                       1997 - present           Managing Director, Zurich Scudder
(49)                                                            Investments, Inc.
Vice President

Linda J. Wondrack                      1998 - present           Managing Director, Zurich Scudder
(37)                                                            Investments, Inc.
Vice President

Gary French                            2002 - present           Managing Director, Zurich Scudder
(50)                                                            Investments, Inc. (2001 to present); prior
Treasurer                                                       thereto, President, UAM Fund Services, Inc.

John R. Hebble                         1998 - present           Senior Vice President, Zurich Scudder
(43)                                                            Investments, Inc.
Assistant Treasurer

Thomas Lally                           2001 - present           Senior Vice President, Zurich Scudder
(34)                                                            Investments, Inc.
Assistant Treasurer

Brenda Lyons                           1998 - present           Senior Vice President, Zurich Scudder
(38)                                                            Investments, Inc.
Assistant Treasurer

John Millette                          2001 - present           Vice President, Zurich Scudder Investments,
(39)                                                            Inc.
Secretary



                                       70

Caroline Pearson                       1998 - present           Managing Director, Zurich Scudder
(39)                                                            Investments, Inc. (1997 to present); prior
Assistant Secretary                                             thereto, Associate, Dechert Price & Rhoads
                                                                (law firm)
Joseph DeSantis^+                      2001 - present           Managing Director of Zurich Scudder
(42)                                                            Investments, Inc.
Vice President

Thomas Dillman                         2001 - present           Managing Director of Zurich Scudder
Vice President                                                  Investments, Inc.
(   )

+        Address:  345 Park Avenue, New York, New York
#        Address: 222 South Riverside Plaza, Chicago, Illinois

Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Mark S. Casady:            Chairman and Director
Linda C. Coughlin:         Vice Chairperson and Director
Thomas V. Bruns:           President
William F. Glavin:         Vice President and Director
Kathryn L. Quirk:          Director, Secretary, Chief Legal Officer and Vice
                           President
Howard Schneider:          Vice President
Caroline Pearson:          Assistant Secretary
Linda J. Wondrack:         Vice President and Chief Compliance Officer
Phillip J. Collora:        Assistant Secretary


Director's Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not affiliated with the Advisor.

The Board meets periodically to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. At least annually, the
Directors, including the Noninterested Directors, review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance qualifications and experience of personnel of the Advisor rendering services, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and the Advisor's profit, comparative information regarding fees, expenses and performance of competitive funds. In addition, the Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees.  The Fund's Board has the following committees.

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held four meetings during the Fund's last fiscal year.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman),

James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held four meetings during the Fund's last fiscal year. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Linda C. Coughlin. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, Mark S. Casady and William F. Glavin. The Valuation Committee held no meetings during the Fund's last fiscal year.

Operations Committee: This Committee oversees the operations of the Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Fred B. Renwick and John G. Weithers. The Operations Committee held no meetings during the Fund's last fiscal year.

Equity Oversight Committee: This Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Equity Oversight Committee held no meetings during the Fund's last fiscal year.

                             Director Fund Ownership

Under the Fund's Governance Procedures and Guidelines, the Noninterested Directors have established the expectation that within three years an Noninterested Directors will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Noninterested Director's personal investment needs. Each interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that best fit his or her own appropriate investment needs. The following table sets forth each Director's share of ownership of the Fund and all Scudder funds overseen by the Director as of December 31, 2001.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen or
                                                                                to be Overseen by Nominees and
Name of Nominees and                     Dollar Range of Equity Securities in   Trustees/Directors in Scudder and
Directors                                Scudder International Research Fund    Deutsche Bank Families of Funds
---------                                -----------------------------------    -------------------------------

                                         One of the following items/ranges      One of the following items/ranges
                                         should be supplied for each nominee:   should be supplied for each nominee:
                                                  None                                   None
                                                  $1 - $10,000                           $1 - $10,000
                                                  $10,001 - $50,000                      $10,001 - $50,000
                                                  $50,001 - $100,000                     $50,001 - $100,000
                                                  Over $100,000                          Over $100,000


John W. Ballantine                       None                                   Over $100,000

Lewis A. Burnham                         None                                   Over $100,000

Mark Casady                              None                                   Over $100,000

Linda C. Coughlin                        None                                   Over $100,000

Donald L. Dunaway                        $1 - $10,000                           Over $100,000

James R. Edgar                           None                                   $50,001 - $100,000

William F. Glavin, Jr.                   None                                   Over $100,000

Robert B. Hoffman                        None                                   Over $100,000

Shirley D. Peterson                      None                                   Over $100,000

Fred B. Renwick                          None                                   $10,001 - $50,000



                                       72

William P. Sommers                       None                                   Over $100,000

John G. Weithers                         $1 - $10,000                           Over $100,000



Securities Beneficially Owned
-----------------------------

                        Name of Owner(s) and
                        Relationship to
Name of Director        Director                 Company         Title of Class    Value of Securities     Percent of Class
----------------        --------                 -------         --------------    -------------------     ----------------



As of January 31, 2002, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined in section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of January 31, 2002, no [other] person owned beneficially more than 5% of each class of the Fund's outstanding shares.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

The Board of Directors is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Investment Manager or SDI. These "Independent Directors" have primary responsibility for assuring that each Fund is managed in the interests of its shareholders.

The Board of Directors meets at least quarterly to review the investment performance of each Fund and certain operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

                     COMPENSATION OF OFFICERS AND DIRECTORS

The Noninterested Directors receive from the Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Directors serve as board members of various other Scudder funds. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Directors are also officers, directors, employees or stockholders of the Advisor and participate in the fees paid to that firm, although the Fund does not make any direct payments to them. Directors and officers of the Fund who are Interested Persons receive no compensation from the Fund. The Noninterested Directors are not entitled to benefits under any Fund pension or retirement plan. The Board of Directors of the Fund established a deferred compensation plan for the Noninterested Directors ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Noninterested Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway and Mr. Edgar have elected to defer at least a portion of their fees. The equivalent Shadow Shares are reflected above in the table describing the Director's share ownership.

The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the Scudder funds as a group during calendar year 2001.

                             Compensation from Scudder    Pension or Retirement
                             International Research       Benefits Accrued as            Total Compensation
Name of Trustee              Fund, Inc.*                  Part of Fund Expenses          Paid to Trustees (4)(5)
---------------              -----------                  ---------------------          -----------------------
John W. Ballantine           $650                         $0                             $183,980
Lewis A. Burnham             $570                         $0                             $169,290
Donald L. Dunaway(1)         $580                         $0                             $181,430
James R. Edgar(2)            $1,597                       $0                             $200,660
Robert B. Hoffman            $530                         $0                             $159,880
Shirley D. Peterson(3)       $630                         $0                             $189,830
Fred B. Renwick              $1,572                       $0                             $214,990
William P. Sommers           $620                         $0                             $183,300
John G. Weithers             $1,526                       $0                             $206,000


*         Scudder  International  Research  Fund,  Inc.  consists  of one  fund:
          Scudder International Research Fund.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected in prior years to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares of funds managed by Scudder. Total deferred fees (including interest thereon and the return from the assumed investments in the funds) payable from the Scudder Technology Fund to Mr. Dunaway are $20,944.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by Scudder in which compensation may be deferred by Mr. Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from the Funds to Mr. Edgar are $1,925 for Scudder Technology Fund and $996 for Scudder-Dreman Financial Services Fund.

(3) Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Lead Director.

(4)       Includes    compensation   for   service   on   the   boards   of   33
          trusts/corporations comprised of 85 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Director. These meeting fees were borne by Scudder.

                    FUND ORGANIZATION AND SHAREHOLDER RIGHTS


Scudder Emerging Markets Growth Fund is a separate series of Scudder International Fund, Inc. Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of the Corporation consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for Scudder International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder Emerging Markets Growth Fund is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C.

Scudder Global Discovery Fund is a separate series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of the Corporation was changed from Scudder Global Fund, Inc. on May 28, 1998. The authorized capital stock of Global/International Fund, Inc. consists of 1,559,993,796 shares of a par value of $.01 each, which capital stock has been divided into four series: Scudder Global Discovery Fund, Scudder Global Fund, Scudder Emerging Markets Income Fund and Scudder Global Bond Fund. The authorized capital stock of the Scudder Emerging Markets Income Fund and the Scudder Global Fund consists of 320 million shares, the authorized capital stock of the Scudder Global Discover Fund consists of 200 million shares and the authorized capital stock of the Scudder Global Bond Fund consists of 529,145,575 shares. Scudder Global Discovery Fund's shares are currently divided into five classes: Class AARP and S shares, and Class A, B and C shares.

The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder. Shares have no pre-emptive or conversion rights. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

Scudder International Research Fun is the only series of Scudder International Research Fund, Inc. The name of the Corporation was changed from Kemper/Global International Series, inc. on May 24, 2001. The Growth Fund of Spain, Inc. ("GSP"), a predecessor of Scudder International Research Fund, commenced investment operations in 1990 as a closed-end management investment company organized as a Maryland corporation. At a meeting of the shareholders of GSP held October 28, 1998, the shareholders voted to approve the conversion of GSP to an open-end investment company and the reorganization of GSP as a new series of the Corporation. Pursuant to the reorganization agreement between GSP and the Corporation, GSP transferred all of its assets to the Corporation in exchange for Class A shares of the Fund and the assumption by the Fund of the liabilities of GSP on December 11, 1998. GSP then distributed the Class A shares of the Fund received in the reorganization to its shareholders. On April 6, 2000, the Fund changed its name to Kemper International Research Fund and changed its investment strategy. On May 24, 2001, the Fund changed its name to Scudder International Research Fund. The Corporation may issue 600,000,000 shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into series or classes of shares. 100,000,000 shares have been classified as the Scudder International Research Fund. The Scudder International Research Fund shares are currently divided into three classes of shares: Class A, Class B and Class C shares.


The Directors of each Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of a Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of a Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of a Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.
Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Each Corporation's  Board of Directors  supervises its Funds'  activities.  Each
Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit that Corporation to establish a multiple class distribution system for its Funds.


Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by a Corporation's Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Shares of each Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to a Board of Directors.


Each Corporation's Articles of Incorporation as amended or supplemented (the "Articles") provide that the Directors of the Corporation, to the fullest extent permitted by Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for money damages. Also, Maryland law currently provides that Directors shall not be liable for actions taken by them in good faith, in a manner reasonably believed to be in the best interests of a Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, the Articles and the By-Laws of each Corporation provide that the Corporation will indemnify its Directors, officers, employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation consistent with applicable law.

Each Corporation's Articles authorize the Board of Directors to terminate a series or any class without shareholder approval.


Master/feeder Fund Structure. Each Fund's Board of Directors has the discretion to retain the current distribution arrangement for that Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                             ADDITIONAL INFORMATION

Other Information

The CUSIP numbers of the classes of each Fund are:

Scudder Emerging Markets
Growth Fund

Class A: 811165-760.

Class B: 811165-752.

Class C: 811165-745.

Scudder Global Discovery Fund

Class A: 378947-60-0.

Class B: 378947-70-9.

Class C: 378947-80-8.

Scudder International
Research Fund


Class A: 81116k-403

Class B: 81116k-502

Class C: 81116k-601


Each Fund has a fiscal year ending October 31.


This Statement of Additional Information contains the information of Scudder Emerging Markets Growth Fund, Scudder Global Discovery Fund and Scudder International Research Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.


Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by each Fund's custodian, Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109.


Each Fund's shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolio for Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated October 31, 2001, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

The financial statements, including the investment portfolio of Scudder International Research Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2001, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                    SCUDDER INTERNATIONAL RESEARCH FUND, INC.

                            PART C. OTHER INFORMATION

   Item 23.     Exhibits
   --------     --------

                (a)(1)                      Articles of Incorporation dated October 1, 1997.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on October 3, 1997.)

                (a)(2)                      Articles of Amendment dated December 23, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (a)(3)                      Articles Supplementary Establishing the Growth Fund of Spain.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                (a)(4)                      Articles of Amendment dated April 6, 2000.
                                            (Filed herein.)

                (a)(5)                      Certificate of Correction dated September 7, 2000.
                                            (Filed herein.)

                (a)(6)                      Articles of Amendment dated May 29, 2001.
                                            (Filed herein.)

                (a)(7)                      Articles Supplementary dated August 10, 2001.
                                            (Filed herein.)

                (a)(8)                      Articles of Transfer dated December 11, 1998.
                                            (Filed herein.)

                (b)                         By-laws.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (b)(2)                      Amendment to By-Laws, dated November 29, 2000.
                                            (Incorporated by Reference to Registrant's Post-Effective Amendment No. 10
                                            filed on March 1, 2002.)

                (c)                         Specimen Share Certificate.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (d)(1)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Fund, and Scudder Kemper Investments, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)



                                Part C - Page 1

                (d)(2)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            International Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (d)(3)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Income Fund, and Scudder Kemper Investments, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (d)(4)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (d)(5)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Latin America Fund, and Scudder Kemper Investments, Inc., dated December 31,
                                            1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (d)(6)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Fund, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (d)(7)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            International Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (d)(8)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Income Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (d)(9)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)



                                Part C - Page 2

                (d)(10)                     Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Latin America Fund, and Scudder Kemper Investments, Inc., dated September 7,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (d)(11)                     Investment Management Agreement between the Growth Fund of Spain and Scudder
                                            Kemper Investments, Inc., dated September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (d)(12)                     Investment Management Agreement between the Registrant, on behalf of the
                                            Growth Fund of Spain, and Scudder Kemper Investments, Inc., dated November
                                            25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                (e)(1)                      Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (e)(2)                      Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (e)(3)                      Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (f)                         Inapplicable.

                (g)(1)                      Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                            Co., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (g)(2)                      Custodian Agreement between The Growth Fund of Spain, Inc. and Chase
                                            Manhattan Bank, dated January 30, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                (g)(3)                      Assignment of Custodian Agreement between The Growth Fund of Spain, Inc. and
                                            Chase Manhattan Bank to the Registrant, on behalf of the Growth Fund of
                                            Spain, dated December 11, 1998. To be filed by amendment.

                                Part C - Page 3

                (g)(4)                      Amendment to Custody Contract between the Registrant and State Street Bank and Trust, dated March 31, 1999.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 6, filed on February 29, 2000)

                (g)(5)                      Global Custody Agreement between the Registrant and The Chase Manhattan
                                            Bank, dated November 17, 1999.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 6, filed on February 29, 2000)

                (g)(6)                      Amendment to the Custodian Agreement between the Registrant and Brown
                                            Brothers Harriman & Co., dated July 2, 2001.
                                            (Filed herein.)

                (h)(1)                      Agency  Agreement  between the Registrant, on behalf of Kemper Global  Blue
                                            Chip Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(2)                      Agency Agreement between the Registrant, on behalf of Kemper International
                                            Growth and Income Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(3)                      Agency Agreement between the Registrant, on behalf  of Kemper Emerging
                                            Markets Income Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(4)                      Agency Agreement between the Registrant, on behalf of Kemper Emerging
                                            Markets Growth Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(5)                      Agency Agreement between the Registrant, on behalf of Kemper Latin America
                                            Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(6)                      Agency Agreement between the Registrant, on behalf of the Growth Fund of
                                            Spain, and Kemper Service Company, dated November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                                Part C - Page 4

                (h)(7)                      Supplement to all Agency Agreements.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                (h)(8)                      Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Global Blue Chip Fund, and Kemper Distributors, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(9)                      Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper International Growth and Income Fund, and Kemper Distributors, Inc.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(10)                     Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Emerging Markets Income Fund, and Kemper Distributors, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(11)                     Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Emerging Markets Growth Fund, and Kemper Distributors, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(12)                     Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Latin America Fund, and Kemper Distributors, Inc., dated December 31,
                                            1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (h)(13)                     Administrative  Services Agreement between the Registrant, on behalf of
                                            Growth Fund of Spain, and Kemper Distributors, Inc., dated November 25,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                (h)(14)                     Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Growth Fund of Spain, and Scudder Fund Accounting Corporation, dated
                                            November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                (h)(15)                     Fund Accounting Services  Agreement Fee Schedule to Fund  Accounting
                                            Services Agreement between the Registrant, on behalf of Growth Fund of
                                            Spain, and Scudder  Fund Accounting Corporation, dated November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                                Part C - Page 5

                (h)(16)                     Agreement and Plan of Reorganization between the Registrant, on behalf of the Growth Fund of Spain, and The Growth Fund of Spain, Inc, dated September
                                            11, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                (h)(17)                     Administrative Services Agreement between the Registrant, on behalf of
                                            Scudder International Research Fund and Zurich Scudder Investments, Inc.
                                            dated July 1, 2001.
                                            (Filed herein.)

                (h)(18)                     Scudder Shareholder Services Agreement between the Registrant and Scudder
                                            Distributors, Inc. dated July 1, 2001.
                                            (Filed herein.)

                (i)                         Opinion of Counsel.
                                            (Filed herein.)

                (j)                         Consent and Report of Independent Auditors.
                                            (Filed herein.)

                (k)                         Inapplicable.

                (l)                         Inapplicable.

                (m)(1)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Global Blue Chip
                                            Fund (Class B shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(2)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Global Blue Chip
                                            Fund (Class C shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(3)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper International
                                            Growth and Income Fund (Class B shares), and Kemper Distributors, Inc. dated
                                            August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(4)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper International
                                            Growth and Income Fund (Class C shares), and Kemper Distributors, Inc. dated
                                            August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                                Part C - Page 6

                (m)(5)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Income Fund (Class B shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(6)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Income Fund (Class C shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(7)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Growth Fund (Class B shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(8)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Growth Fund (Class C shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(9)                      Rule 12b-1 Plan between the Registrant, on behalf of Kemper Latin America
                                            Fund (Class B shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(10)                     Rule 12b-1 Plan between the Registrant, on behalf of Kemper Latin America
                                            Fund (Class C shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                (m)(11)                     Rule 12b-1 Plan between the Registrant, on behalf of the Growth Fund of
                                            Spain (Class B shares), and Kemper Distributors, Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on February 26, 1999)

                (m)(12)                     Rule 12b-1 Plan between the Registrant, on behalf of the Growth Fund of
                                            Spain (Class C shares), and Kemper Distributors, Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on February 26, 1999)

                (m)(13)                     Rule 12b-1 Plan between the Registrant, on behalf of Scudder International
                                            Research Fund (Class A Shares), and Scudder Distributors, Inc. dated July 1,
                                            2001.
                                            (Filed herein.)

                                Part C - Page 7

                (m)(14)                     Rule 12b-1 Plan between the Registrant, on behalf of Scudder International
                                            Research Fund (Class B Shares), and Scudder Distributors, Inc. dated July 1,
                                            2001.
                                            (Filed herein.)

                (m)(15)                     Rule 12b-1 Plan between the Registrant, on behalf of Scudder International
                                            Research Fund (Class C Shares), and Scudder Distributors, Inc. dated July 1,
                                            2001.
                                            (Filed herein.)

                (n)                         Amended and Restated Multi-Distribution System Plan dated July 1, 2001.
                                            (Filed herein.)

                (o)                         Kemper Mutual Funds Multi-Distribution System Plan.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                (p)(1)                      Code of Ethics for Kemper Global/International Series.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on March 23, 2000.)

                (p)(2)                      Code of Ethics for Scudder Kemper Investments, Inc. and Kemper Distributors,
                                            Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on March 23, 2000.)

                (p)(3)                      Code of Ethics for Scudder Kemper Investments, Inc., and Kemper
                                            Distributors, Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on March 1, 2001.)

                (p)(4)                      Code of Ethics for Kemper Global/International Series, Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on March 1, 2001.)

Item 24.          Persons Controlled by or under Common Control with Fund
--------          -------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the


                                Part C - Page 8
                  foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                            Business and Other Connections
Name                        of Board of Directors of Registrant's Advisor
----                        ---------------------------------------------

Lynn S. Birdsong            Director and Vice President, Zurich Scudder Investments, Inc.**
                            Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                            Director, Scudder Investments (U.K.) Ltd. oo
                            Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                            Director and Chairman, Scudder Investments Japan, Inc.+
                            Senior Vice President, Scudder Investor Services, Inc.
                            Director and Chairman, Scudder Trust (Cayman) Ltd.@@@
                            Director, Scudder, Stevens & Clark Australia x
                            Director and Vice President, Zurich Investment Management, Inc. xx
                            Director and President, Scudder, Stevens & Clark Corporation**
                            Director and President, Scudder , Stevens & Clark Overseas Corporation o
                            Director, Scudder Threadneedle International Ltd.
                            Director, Korea Bond Fund Management Co., Ltd.@@

Nicholas Bratt              Director and Vice President, Zurich Scudder Investments, Inc.**
                            Vice President, Scudder MAXXUM Company***
                            Vice President, Scudder, Stevens & Clark Corporation**
                            Vice President, Scudder, Stevens & Clark Overseas Corporation o



                                Part C - Page 9

                            Business and Other Connections
Name                        of Board of Directors of Registrant's Advisor
----                        ---------------------------------------------

Laurence W. Cheng           Director, Zurich Scudder Investments, Inc.**
                            Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                            Director, ZKI Holding Corporation xx

Martin Feinstein            Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern           Director, Chairman of the Board,  Zurich Scudder Investments, Inc.**
                            Chief Executive Officer, Zurich Global Asset Business

Gunther Gose                Director, Zurich Scudder Investments, Inc.**
                            CFO, Member Group Executive Board, Zurich Financial Services, Inc.##
                            CEO/Branch Offices, Zurich Life Insurance Company##

Harold D. Kahn              Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

Kathryn L. Quirk            Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder Investments,
                                 Inc.**
                            Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                            Director, Senior Vice President, Chief Legal Officer& Assistant Clerk, Scudder Investor
                                 Services, Inc.**
                            Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                            Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                            Director & Assistant Clerk, Scudder Service Corporation*
                            Director and Secretary, SFA, Inc.*
                            Director, Vice President & Assistant Secretary, Scudder Precious Metals, Inc.***
                            Director, Vice President & Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                            Director, Vice President & Secretary, Scudder Canada Investor Services Ltd.***
                            Director, Vice President & Secretary, Scudder Realty Advisers, Inc.@
                            Director and Secretary, Scudder, Stevens & Clark Corporation**
                            Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                            Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                            Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                            Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                            Director, Vice President and Secretary, SS&C Investment Corporation**
                            Director, Vice President and Secretary, SIS Investment Corporation**
                            Director, Vice President and Secretary, SRV Investment Corporation**
                            Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial Services, Inc.*
                            Director, Korea Bond Fund Management Co., Ltd.@@
                            Director, Scudder Threadneedle International Ltd.
                            Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                            Director, Scudder Investments Japan, Inc.+
                            Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                            Director and Secretary, Zurich Investment Management, Inc. xx
                            Director, Secretary, Chief Legal Officer and Vice President, Scudder Distributors, Inc.
                            Director and Secretary, Scudder Investments Service Company



                                Part C - Page 10

                            Business and Other Connections
Name                        of Board of Directors of Registrant's Advisor
----                        ---------------------------------------------

Farhan Sharaff              Chief Investment Officer, Zurich Scudder Investments, Inc.**

Edmond D. Villani           Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                            Director, Scudder, Stevens & Clark Japan, Inc.###
                            President and Director, Scudder, Stevens & Clark Overseas Corporation o
                            President and Director, Scudder, Stevens & Clark Corporation**
                            Director, Scudder Realty Advisors, Inc.@
                            Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                            Director, Scudder Threadneedle International Ltd. oo
                            Director, Scudder Investments Japan, Inc.+
                            Director, Scudder Kemper Holdings (UK) Ltd. oo
                            President and Director, Zurich Investment Management, Inc. xx
                            Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

*             Two International Place, Boston, MA
**            345 Park Avenue, New York, NY
***           Toronto, Ontario, Canada
@             333 South Hope Street, Los Angeles, CA
@@            P.O. Box 309, Upland House, S. Church St., Grand Cayman,
              British West Indies
@@@           Grand Cayman, Cayman Islands, British West Indies
#             Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C.
              Luxembourg B 34.564
##            Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
###           1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
o             20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
oo            1 South Place 5th floor, London EC2M 2ZS England
ooo           One Exchange Square 29th Floor, Hong Kong
x             Level 3, 5 Blue Street North Sydney, NSW 2060
xx            222 S. Riverside, Chicago, IL
xxx           Zurich Towers, 1400 American Ln., Schaumburg, IL
+             Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku,
              Tokyo 105-0001

Item 27.          Principal Underwriters
--------          ----------------------

                  (a) Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other funds managed by Zurich Scudder Investments, Inc.


                                Part C - Page 11

                  (b) Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.



                       (1)                                   (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal              Positions and Offices with                  Positions and
         Business Address                Scudder Distributors, Inc.                  Offices with Registrant
         ----------------                --------------------------                  -----------------------

         Mark S. Casady                  Chairman and Director                       Director and President
         Two International Place
         Boston, MA  02110-4103

         Linda C. Coughlin               Vice Chairman and Director                  Director, Chairman and Vice
         Two International Place                                                     President
         Boston, MA  02110-4103

         William F. Glavin               Vice President and Director                 Director
         Two International Place
         Boston, MA  02110-4103

         Thomas V. Bruns                 President                                   None
         222 South Riverside Plaza
         Chicago, IL  60606

         James J. McGovern               Chief Financial Officer and Treasurer       None
         345 Park Avenue
         New York, NY  10054

         Paula Gaccione                  Secretary                                   None
         345 Park Avenue
         New York, NY  10054

         Linda J. Wondrack               Vice President and Chief Compliance         Vice President
         Two International Place         Officer
         Boston, MA  02110-4103

         Susan K. Crawshaw               Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         Scott B. David                  Vice President                              None
         Two International Place
         Boston, MA  02110-4103

         Robert Froelich                 Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher            Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606



                                Part C - Page 12

                       (1)                                   (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal              Positions and Offices with                  Positions and
         Business Address                Scudder Distributors, Inc.                  Offices with Registrant
         ----------------                --------------------------                  -----------------------

         Robert J. Guerin                Vice President                              None
         Two International Place
         Boston, MA  02110-4103

         Michael E. Harrington           Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         Dean Jackson                    Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         Terrance S. McBride             Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         C. Perry Moore                  Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         Johnston A. Norris              Vice President                              None
         222 South Riverside Plaza
         Chicago, IL  60606

         Howard S. Schneider             Vice President                              None
         Two International Place
         Boston, MA  02110-4103

         Todd N. Gierke                  Assistant Treasurer                         None
         222 South Riverside Plaza
         Chicago, IL  60606

         James E. Keating                Assistant Treasurer                         None
         345 Park Avenue
         New York, NY  10054

         Philip J. Collora               Assistant Secretary                         Vice President and Assistant
         222 South Riverside Plaza                                                   Secretary
         Chicago, IL  60606

         Caroline Pearson                Assistant Secretary                         Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Diane E. Ratekin                Assistant Secretary                         None
         222 South Riverside Plaza
         Chicago, IL  60606



                                Part C - Page 13

                  (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of the Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; in the case of records concerning custodial functions, at the offices of the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109; or, in the case of records concerning transfer agency and shareholder servicing functions, at the offices of Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.




                                Part C - Page 14

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of February 2002.


                                    SCUDDER INTERNATIONAL RESEARCH FUND, INC


                                             By: /s/ Mark S. Casady
                                                 --------------------------
                                                 Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 25th day of February, 2002 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/ Gary French
--------------------------------------
Gary French                                 Treasurer (Principal Financial and           February 25, 2002
                                            Accounting Officer)

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      February 25, 2002

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      February 25, 2002

/s/ Mark S. Casady
--------------------------------------
Mark S. Casady                              Trustee, President                           February 25, 2002

/s/ Linda C. Coughlin
--------------------------------------
Linda C. Coughlin*                          Trustee                                      February 25, 2002

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      February 25, 2002

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      February 25, 2002

/s/ William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.*                     Trustee                                      February 25, 2002

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      February 25, 2002

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      February 25, 2002

/s/ Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Trustee                                      February 25, 2002

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      February 25, 2002



/s/ John G. Weithers
--------------------------------------
John G. Weithers*                           Trustee                                      February 25, 2002


*By:   /s/ John Millette
       -------------------------
       John Millette**


       ** Attorney-in-fact pursuant to powers of attorney filed herein.

                                POWER OF ATTORNEY

                    Scudder International Research Fund, Inc.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Philip J. Collora, John Millette, Caroline Pearson, and David Sturms and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ John W. Ballantine                                                                   July 18, 2001
--------------------------------------
John W. Ballantine                          Trustee

/s/ Lewis A Burnham                                                                      July 18, 2001
--------------------------------------
Lewis A. Burnham                            Trustee

/s/ Mark S. Casady                                                                       July 18, 2001
--------------------------------------
Mark S. Casady                              Trustee and President

/s/ Linda C. Coughlin                                                                    July 18, 2001
--------------------------------------
Linda C. Coughlin                           Trustee, Vice President and Chairman

/s/ Donald L. Dunaway                                                                    July 18, 2001
--------------------------------------
Donald L. Dunaway                           Trustee

/s/ James R. Edgar                                                                       July 18,2001
--------------------------------------
James R. Edgar                              Trustee

/s/ William F. Glavin, Jr.                                                               July 18,2001
--------------------------------------
William F. Glavin, Jr.                      Trustee

/s/ Robert B. Hoffman                                                                    July 18, 2001
--------------------------------------
Robert B. Hoffman                           Trustee

/s/ Shirley D. Peterson                                                                  July 18, 2001
--------------------------------------
Shirley D. Peterson                         Trustee

/s/ Fred B. Renwick                                                                      July 18, 2001
--------------------------------------
Fred B. Renwick                             Trustee

/s/ William P. Sommers                                                                   July 18, 2001
--------------------------------------
William P. Sommers                          Trustee

/s/ John G. Weithers                                                                     July 18, 2001
--------------------------------------
John G. Weithers                            Trustee

                                                              File No. 811-08395
                                                              File No. 333-42337


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 11
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 13

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                    SCUDDER INTERNATIONAL RESEARCH FUND, INC.

                    SCUDDER INTERNATIONAL RESEARCH FUND, INC.

                                  EXHIBIT INDEX

                                 Exhibit (a)(4)
                                 Exhibit (a)(5)
                                 Exhibit (a)(6)
                                 Exhibit (a)(7)
                                 Exhibit (a)(8)
                                 Exhibit (g)(6)
                                 Exhibit (h)(17)
                                 Exhibit (h)(18)
                                    Exhibit i
                                    Exhibit j
                                 Exhibit (m)(13)
                                 Exhibit (m)(14)
                                 Exhibit (m)(15)
                                   Exhibit (n)



                                       2